UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material Pursuant to Section 240.14a-12

BLUE OCEAN ACQUISITION CORP
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUE OCEAN ACQUISITION CORP

2 Wisconsin Circle

7th Floor

Chevy Chase, MD 20815

(240) 235-5049

NOTICE OF EXTRAORDINARY GENERAL MEETING

IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [            ], 2023

To the Shareholders of Blue Ocean Acquisition Corp:

You are cordially invited to attend the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Blue Ocean Acquisition Corp (the “Company”) to be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on [            ], 2023.

The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:

•        Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”) from September 7, 2023 (the “Termination Date”) to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), provided that (1) Blue Ocean Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (x) an aggregate of $[            ] or (y) $[            ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination and (2) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, has been complied with;

•        Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex B to the accompanying proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

•        Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex C to the accompanying proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

•        Proposal 4 — The Director Appointment Proposal — a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Norman Pearlstine and Sean Glodek to the board of directors of the Company (the “Board”), to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

•        Proposal 5 — The Auditor Ratification Proposal — a proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•        Proposal 6 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Under the amended articles of association, no other business may be transacted at the extraordinary general meeting. The Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. On June 6, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The News Lens Co., Ltd., a Cayman Islands exempted company (“TNL”), and TNL Mediagene, a Cayman Islands exempted company and wholly owned subsidiary of TNL (“Merger Sub”). Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of TNL. For more information about the business combination with TNL, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 6, 2023. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.

The Auditor Ratification Proposal, if adopted, will ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal.

In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares (the “election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[            ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date (as defined below) was $[            ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[            ] million that was in the trust account as of the record date (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor, Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc (“Apollo”) and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Auditor Ratification and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal or implement the Extension Amendment, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

The Board has fixed the close of business on [            ], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. Pursuant to the amended articles of association, until the consummation of an initial business combination, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

[ ], 2023	By Order of the Board of Directors

Marcus Brauchli Chairman

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online or in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the extraordinary general meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY BY 5:00 P.M., EASTERN TIME, ON [            ], 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on [            ], 2023: This notice of meeting and the accompanying proxy statement are available at https://cstproxy.com/boacquisition/2023.

BLUE OCEAN ACQUISITION CORP

2 Wisconsin Circle,

7th Floor

Chevy Chase, MD 20815

(240) 235-5049

EXTRAORDINARY GENERAL MEETING

IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [            ], 2023

PROXY STATEMENT

The extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Blue Ocean Acquisition Corp (the “Company,” “we,” “us” or “our”) will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on [            ], 2023. The extraordinary general meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex A to this proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on December 7, 2021 (the “IPO”) from September 7, 2023 (the “Termination Date”) to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, unless the closing of the Company’s initial business combination has (such applicable later date, the “Extended Date”), provided that (1) Blue Ocean Sponsor LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (x) an aggregate of $[            ]or (y) $[            ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination and (2) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement, dated as of December 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, has been complied with;

•        Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex B to this proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

•        Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended articles of association in the form set forth in Annex C to this proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”); and

•        Proposal 4 — The Director Appointment Proposal — a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Norman Pearlstine and Sean Glodek to the board of directors of the Company (the “Board”), to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

•        Proposal 5 — The Auditor Ratification Proposal — a proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•        Proposal 6 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. On June 6, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The News Lens Co., Ltd., a Cayman Islands exempted company (“TNL”), and TNL Mediagene, a Cayman Islands exempted company and wholly owned subsidiary of TNL (“Merger Sub”). For more information about the business combination with TNL, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2023. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.

The Auditor Ratification Proposal, if adopted, will ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal.

In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal (the “election”).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY BY 5:00 P.M., EASTERN TIME, ON [            ], 2023 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING). IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended articles of association as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[            ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on [            ], 2023 was $[            ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[            ] million that was in the trust account as of the record

date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[            ] for a total of nine one-month extensions until June 7, 2024 (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor, Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc (“Apollo”) and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the trust account to below: (i) $10.20 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the trust account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[            ]. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.

Under Cayman Islands law, we must, in connection with our liquidation, provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.

The Board has fixed the close of business on [            ], 2023 (the “record date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the record date of the extraordinary general meeting, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Pursuant to the amended articles of association, until the consummation of an initial business combination, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.

This proxy statement contains important information about the extraordinary general meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [            ], 2023 and is first being mailed to shareholders on or about [            ], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on [          ], 2023 at 11:00 a.m., Eastern time, at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.

We are a blank check company incorporated as a Cayman Islands exempted company whose business purpose is to affect an initial business combination. On December 7, 2021, we consummated the IPO of 16,500,000 units, and on December 9, 2021, we issued an additional 2,475,000 units in connection with the underwriter’s exercise of its option to purchase additional units. A total of approximately $193,545,000 of the proceeds from the IPO, including the exercise of the underwriter’s option to purchase additional units and the simultaneous private placement of the private placement warrants, was placed in the trust account. Like most blank check companies, the amended articles of association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date (the Termination Date). The Board believes that it is in the best interests of the Company to continue our existence until the Extended Date, if necessary, in order to allow us more time to complete an initial business combination and therefore is holding this extraordinary general meeting.

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

What is being voted on?

You are being asked to vote on:

•   a proposal to amend the amended articles of association to extend the date by which we have to complete an initial business combination from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one-month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account for each such one-month extension period;

•   a proposal to amend the amended articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder;

•   a proposal to amend the amended articles of association to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001;

•   a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Norman Pearlstine and Sean Glodek to the Board to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified;

•   a proposal to ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•   a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Director Appointment Proposal, if adopted, will approve the re-election of two directors to serve on the Board until the 2026 annual general meeting or until their successors are appointed and qualified.

The Auditor Ratification Proposal, if adopted, will ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The amended articles of association provides that we have until the Termination Date to complete an initial business combination. The Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination. We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider an initial business combination.

Accordingly, the Board is proposing the Extension Amendment Proposal to amend the amended articles of association in the form set forth in Annex A hereto to: extend the date by which we must (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account in accordance with the Trust Agreement for each such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why should I vote in favor of the Extension Amendment Proposal?

The Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The extension would give us additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company that the extension be obtained to provide additional amount of time to consummate an initial business combination. Without the extension, we believe that there is substantial risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Why should I vote in favor of the Founder Share Amendment Proposal?

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

Why should I vote in favor of the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended articles of association the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Company believes that the Redemption Limitation which may prevent it from completing an initial business combination is not needed. The purpose of the Redemption Limitation was initially to ensure that the public shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the event that such public shares failed to be listed on an approved national securities exchange. The Company now intends to rely on a different exclusion set forth in the Exchange Act as a result of its securities being listed on Nasdaq. Because the public shares would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the amended articles of association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

Why should I vote in favor of the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, are in the best interests of the Company. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?

We intend to hold the extraordinary general meeting to approve the Extension Amendment and only if the Board has determined as of the time of the extraordinary general meeting that we may not be able to complete an initial business combination on or before the Termination Date. If we complete an initial business combination on or before the Termination Date, we will not propose extension amendment for approval. Additionally, the Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Currently, the Sponsor and certain of our directors and officers own approximately 18.7% of our issued and outstanding ordinary shares, including 4,443,750 Class B ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?

Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

What if I don’t want to vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal or the Redemption Limitation Amendment Proposal?

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal, so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account. If the Extension Amendment Proposal is approved, and the extension is implemented, then the withdrawal amount will be withdrawn from the trust account and paid to the redeeming holders.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal will have no effect with respect to the approval of such proposal.

What happens if the Extension Amendment Proposal is not approved?

The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or private placement warrants.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. Because we have only a limited time to complete an initial business combination, even if we are able to effect the extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved:

•   our amended articles of association well be further amended as set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A ordinary shares and public warrants will remain publicly traded;

•   the removal of the withdrawal amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by an initial shareholders, directors, officers and their affiliates through their beneficial ownership of Class B ordinary shares and the private placement warrants; and

•   if we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved and implemented, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $[            ] for a total of nine one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[            ] per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[            ] per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	4,743,750	14,231,250	$
40%	7,590,000	11,385,000	$
50%	9,487,500	9,487,500	$
60%	11,385,000	7,590,000	$
75%	14,231,250	4,743,750	$
85%	16,128,750	2,846,250	$

No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will bear interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. If the Company decides to not utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the amended articles of association, and the Sponsor’s obligation to make additional contributions will terminate.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?

The Board will abandon the Founder Share Amendment if shareholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the Nasdaq Global Market.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause the Company to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company’s and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

Am I able to vote and exercise my redemption rights in connection with an initial business combination?

If you are a holder of ordinary shares as of the close of business on the record date for a meeting seeking shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The extraordinary general meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in the amended articles of association (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is two business days before the extraordinary general meeting of shareholders to vote on an initial business combination).

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of the record date, there was $[            ] in investments held in the trust account. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee managing the trust account, with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

How do I attend the meeting?

The extraordinary general meeting will be held in person at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019 at 11:00 a.m., Eastern time, on [          ], 2023, where you may vote and submit your questions during the extraordinary general meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I change or revoke my vote?

You may change your vote via the Internet, by submitting a later-dated, signed proxy card, so that it is received by us prior to the extraordinary general meeting or by attending the extraordinary general meeting and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the extraordinary general meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the extraordinary general meeting and vote at the extraordinary general meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares are not counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company Class B shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Auditor Ratification Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

We believe the Extension Amendment Proposal the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction, while the Auditor Ratification Proposal will be considered a discretionary matter and therefore your broker, bank or nominee can vote your shares without your instructions.

Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of one-third of our ordinary shares on the record date issued and outstanding and entitled to vote at the extraordinary general meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the extraordinary general meeting. As of the record date for the extraordinary general meeting, 7,827,188 ordinary shares would be required to achieve a quorum.

Who can vote at the extraordinary general meeting?

Only holders of record of our ordinary shares at the close of business on the record date are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the record date, 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online or by proxy. Whether or not you plan to attend the extraordinary general meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Sponsor, Apollo and the Company’s directors and officers have in the approval of the proposals?

The Sponsor, Apollo and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 4,743,750 Class B ordinary shares and 9,225,000 private placement warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor, Apollo and the Company’s Directors and Officers.”

Do I have appraisal or dissent rights if I object to the Extension Amendment Proposal?

Our shareholders do not have appraisal or dissent rights in connection with any of the proposals to be voted on at the extraordinary general meeting under the Companies Act (as revised) of the Cayman Islands.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online or in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?

If the extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on [          ], 2023 (two business days before the extraordinary general meeting) tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company One State Street Plaza, 30th Floor New York, NY 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “proxy solicitor”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the proxy solicitor a fee of $25,000, plus associated disbursements. We will also reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com

You may also contact us at:

Blue Ocean Acquisition Corp
2 Wisconsin Circle
7th Floor
Chevy Chase, MD 20815
Attn: Stuart Karle
Telephone No.: (240) 235-5049

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, an initial business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to effect the extension or complete an initial business combination;

•        the anticipated benefits of an initial business combination;

•        the volatility of the market price and liquidity of our securities; and

•        the use of funds not held in the trust account.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision on how to vote your shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the extension involves a number of risks. Even if the extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete an initial business combination.

With respect to the regulation of SPACs, like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial Business Combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the extraordinary general meeting.

The Sponsor, Apollo and certain members of the Board and our officers may have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of the proposals. These interests include, among other things, Class B ordinary shares held by the Sponsor, Apollo and certain of our directors and officers, which will be worthless (as the Sponsor, Apollo and such directors and officers have waived liquidation rights with respect to such shares), and the private placement warrants held by the Sponsor and Apollo, which will expire worthless if the Extension Amendment Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits set forth in the amended articles of association. Furthermore, certain of the Company’s directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the trust account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor, Apollo and the directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the extraordinary general meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $1.8 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the excise tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination would be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

BACKGROUND

General

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

As of December 31, 2022, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares issued and outstanding. As of December 31, 2022, there were 9,487,500 public warrants outstanding and 9,225,000 private placement warrants outstanding. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The warrants will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of approximately $193,545,000 of the proceeds from the IPO and the simultaneous sale of the private placement warrants in a private placement transaction was placed in the trust account in the United States maintained by J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination; or (ii) the distribution of the proceeds in the trust account as described below. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

Approximately $[            ] million was held in the trust account as of the record date. The mailing address of the Company’s principal executive office is 2 Wisconsin Circle, 7th Floor, Chevy Chase, MD 20815.

Proposed Business Combination with TNL

As previously announced on the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2023, on June 6, 2023, the Company entered into the Merger Agreement with TNL and Merger Sub. Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of TNL (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions). In the Merger, each issued and outstanding capital share of the Company will be cancelled and converted automatically into the right to receive one ordinary share of TNL. For more information about the Merger, see the Current Report on Form 8-K filed with the SEC on June 6, 2023.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place

The extraordinary general meeting of the Company will be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York, NY 10019 at 11:00 a.m., Eastern time, on [            ], 2023. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the extraordinary general meeting.

Record Date and Voting Power

You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned ordinary shares at the close of business on [            ], 2023, the record date for the extraordinary general meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date of the extraordinary general meeting, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

Votes Required

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean that their shares are not counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares of the Company, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company Class B shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, a Company shareholder’s failure to vote by proxy or online will mean their shares not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Auditor Ratification Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal or the Adjournment Proposal.

You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal.

Proxies, Board Solicitation and Proxy Solicitor

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online if you are a holder of record of the Company’s ordinary shares. You may contact the proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com

PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the amended articles of association to extend the date by which the Company has to consummate an initial business combination from the Termination Date to the Extended Date. The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

We reserve the right at any time not to submit to our shareholders the Extension Amendment Proposal, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

Reasons for the Extension Amendment Proposal

The amended articles of association provides that the Company has until the Termination Date to consummate an initial business combination. The purpose of the Extension Amendment Proposal is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The amended articles of association provides that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, the amended articles of associations provides for all public shareholders to have an opportunity to redeem their public shares in case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of the Company, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

We believe that the foregoing amended articles of association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended articles of association. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended articles of association, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of such net interest to pay dissolution expenses and net of taxes paid or payable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company’s amended articles of association will be further amended as set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes paid or payable), divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[            ] million that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

We reserve the right at any time not to submit to our shareholders the Extension Amendment, in which case we will liquidate and dissolve in accordance with the amended articles of association if we do not complete an initial business combination by the Termination Date.

If the Extension Amendment Proposal is approved, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $[            ] for a total of nine one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[            ] per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[            ] per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	4,743,750	14,231,250	$
40%	7,590,000	11,385,000	$
50%	9,487,500	9,487,500	$
60%	11,385,000	7,590,000	$
75%	14,231,250	4,743,750	$
85%	16,128,750	2,846,250	$

Redemption Rights

If the Extension Amendment Proposal is approved, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m., Eastern time, on [            ], 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or

electronic delivery prior to 5:00 p.m., Eastern time, on [            ], 2023 (two business days before the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., Eastern time, on [            ], 2023 (two business days before the extraordinary general meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the extraordinary general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the extraordinary general meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the amount in the trust account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[            ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date was $[            ].

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m., Eastern time, on [            ], 2023 (two business days before the extraordinary general meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the extension.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent.

Vote Required for Approval

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by the Termination Date, the Company will be required by its amended articles of association to: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.

Full Text of Resolution

The text of the proposed amendment to the amended articles of association of the Company is attached to this proxy statement in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers.

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and certain of the Company’s directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        the fact that our initial shareholders, Apollo and members of our management team hold 4,743,750 Class B ordinary shares and the Sponsor and Apollo hold 9,225,000 private placement warrants. In addition, certain of the Company’s directors and officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased Class B ordinary shares for $25,000;

•        the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor, Apollo and certain of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 4,743,750 Class B ordinary shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company. The Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

The amended articles of association states that if the Company’s shareholders approve an amendment to the amended articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before the Termination Date, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this amended articles of association provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended articles of association.

In addition, the amended articles of association provides that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date, in the event we cannot consummate an initial business combination by the Termination Date.

The Company is not asking you to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the amended articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder.

Upon conversion of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares converted from Class B ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company, the Company’s initial shareholders Apollo and each of the Company’s officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A ordinary shares converted from Class B ordinary shares will be subject to all of the restrictions applicable to Class B ordinary shares under the terms of the Letter Agreement.

Reasons for the Founder Share Amendment Proposal

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of Class B ordinary shares will not be able to convert Class B ordinary shares to Class A ordinary shares prior to the completion of an initial business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on the Nasdaq Global Market.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment is conditioned on the approval of the Extension Amendment Proposal. If both the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company’s amended articles of association will be further amended to allow the holders of Class B ordinary shares to convert the Class B ordinary shares to Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.

Vote Required for Approval

Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.

Full Text of the Resolution

The text of the proposed amendment to the amended articles of association of the Company is attached to this proxy statement in Annex B.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL 3 — THE Redemption Limitation Amendment PROPOSAL

Overview

The Company is proposing to amend the amended articles of association to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001.

The purpose of the Redemption Limitation requirements was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the amended articles of association to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically special purpose acquisition companies like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the amended articles of association, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The amended articles of association limit the Company’s ability to consummate an initial business combination, or to redeem public shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the amended articles of association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the amended articles of association would be amended to delete the Redemption Limitation language from the amended articles of association as set forth in Annex C to this proxy statement.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the amended articles of association with the Cayman Registrar in the form of Annex C hereto to eliminate the Redemption Limitation. The Company will also file the amendments to the amended articles of association in the form of Annex A and Annex B hereto to effectuate the Extension and the Founder Share Amendment, respectively. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.

Full Text of the Resolution

The text of the proposed amendment to the amended articles of association of the Company is attached to this proxy statement in Annex C.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL 4 — THE Director Appointment PROPOSAL

Overview

At the extraordinary general meeting, shareholders are being asked to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Norman Pearlstein and Sean Glodek to the Board to serve as a Class I director. Pursuant to the amended articles of association, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.

The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of the initial Class I directors expires at our first annual general meeting, the term of the initial Class II directors expires at our second annual general meeting and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual general meeting following their election. Directors whose terms expire at an annual general meeting may also be re-elected for a further three-year period if nominated by the Board.

As the extraordinary general meeting is in lieu of our 2023 annual general meeting of shareholders (being our first annual general meeting since the IPO), the term of the initial Class I directors, Norman Pearlstein and Sean Glodek, will expire at the extraordinary general meeting. However, the Board has nominated each of Norman Pearlstein and Sean Glodek for re-appointment as a Class I director, to hold office until the third annual general meeting following the extraordinary general meeting, or until his successor is elected and qualified.

Unless a holder indicates otherwise, Class B ordinary shares represented by executed proxies in the form enclosed will be voted to re-appoint each of Norman Pearlstein and Sean Glodek unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either Norman Pearlstein or Sean Glodek will be unavailable or, if elected, will decline to serve.

For a biography of each of Norman Pearlstein and Sean Glodek, please see the section of this proxy statement entitled “Management.”

Required Vote

Approval of the re-appointment of the directors named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the issued and outstanding Class B ordinary shares who are present in person or represented by proxy and entitled to vote thereon, at the extraordinary general meeting or any adjournment thereof. Only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Appointment Proposal. The Director Appointment Proposal is not conditioned on the approval of any other proposal.

Full Text of the Resolution

The full text of the resolution to be voted upon in respect of the Director Appointment Proposal is as follows:

RESOLVED, as an ordinary resolution, that each of Norman Pearlstein and Sean Glodek be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Director Appointment Proposal.

PROPOSAL 5 — THE Auditor Ratification PROPOSAL

Overview

We are asking our shareholders to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our audit committee is directly responsible for appointing our independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if our shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2022 and the period from March 26, 2021 (inception) through December 31, 2021. Representatives of Marcum LLP are not expected to be present at the extraordinary general meeting to answer questions.

The following is a summary of fees paid or to be paid to Marcum LLP for services rendered:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our periodic reports for the respective periods and other required filings with the SEC for the fiscal year ended December 31, 2022 and the period from March 26, 2021 (inception) through December 31, 2021 totaled approximately $185,537 and $83,430, respectively.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards for the fiscal year ended December 31, 2022 and the period from March 26, 2021 (inception) through December 31, 2021.

Tax Fees

We paid Marcum LLP $11,330 and $12,875 to provide tax planning services for the years ended December 31, 2021 and December 31, 2022 (respectively) for the preparation of PFIC annual statement information. We did not pay Marcum LLP for tax planning and tax advice for the period from March 26, 2021 (inception) through December 31, 2021.

All Other Fees

We did not pay Marcum LLP for other services for the fiscal year ended December 31, 2022 and the period from March 26, 2021 (inception) through December 31, 2021.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of the registration statement for our initial public offering. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Required Vote

The approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal.

Full Text of the Resolution

The full text of the resolution to be voted upon in respect of the Director Appointment Proposal is as follows:

RESOLVED, as an ordinary resolution, that the selection by the audit committee of the Company of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 be confirmed, ratified and approved in all respects,

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Auditor Ratification Proposal.

PROPOSAL 6 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal or where the Board has determined it is otherwise necessary. In no event will the Board adjourn the extraordinary general meeting beyond the Termination Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        S-corporations;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

•        persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation or considerations under any applicable tax treaty.

We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION TO REDEEM. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. The amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares so disposed of. The deductibility of capital losses is subject to certain limitations.

If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends generally will be taxed at the lower applicable long-term capital gains rate only if our Class A ordinary shares are readily tradable on an established securities market in the United States (such as the Nasdaq) and certain holding period and other requirements are met, including that we are not treated as a PFIC during the taxable year in which the dividend is paid or in the preceding taxable year. It is unclear whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the applicable holding period requirements are not satisfied, a non-corporate U.S. Holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares. To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Whether a redemption pursuant to an election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours (including as a result of owning warrants). The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code, and as to the allocation of remaining tax basis.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the QEF election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market election

If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an election will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Proceeds of a redemption of our Class A ordinary shares pursuant to an election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDER’S ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER ANY STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

Management

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Title
Marcus Brauchli	62	Chairman
Norman Pearlstine	80	Independent Director
Joel Motley	71	Independent Director
Matt Goldberg	52	Independent Director
Priscilla Han	39	Independent Director
Sean Glodek	52	Vice President and Director
Richard Leggett	56	Chief Executive Officer
Matt Lasov	39	Chief Financial Officer

Marcus Brauchli, Blue Ocean’s Chairman, has been co-founder and managing partner of North Base Media Ltd. since January 2014. He previously was vice president of Graham Holdings Company (NYSE: GHCO) and its predecessor, The Washington Post Co., from July 2008 until December 2013, where he developed digital opportunities for a group that included The Washington Post, the Post-Newsweek television stations, the Cable One group and Slate, a digital site. From September 2008 to December 2012, he was the executive editor of The Washington Post (the “Post”) and oversaw the Post’s budget and a newsroom of more than 700 journalists. He drove significant changes in the Post’s digital operation, which quadrupled its audience. Mr. Brauchli came to the Post from a 24-year career at Dow Jones & Co., where he was a vice president and the top editor of The Wall Street Journal at the time the company was acquired by News Corp. in a $5.6 billion transaction. He ran WSJ’s budget and oversaw a global staff, with operations in Asia, Europe and the U.S., as well as the Marketwatch, a digital site. He also was responsible for approving changes in the Dow Jones Industrial Average. Early in his career, Mr. Brauchli lived 15 years in Asia and Europe as a Journal correspondent and editor. Since January 2018, he has served as a member of the supervisory board of Gremi Media, the publicly listed media group that publishes Poland’s leading business newspaper, Rzeczpospolita, and other publications and digital platforms. Since 2014, he has served as a director of The News Lens, Taiwan’s leading independent digital-media group, and is advisor to Datami Inc., a U.S. telecommunications technology company, and 5G Edge Acquisition Corp., a blank-check company that will be listed on Nasdaq. He has been a consultant to Univision Communications Inc., the HT Media Group in India, and the Economic Journal of Hong Kong, and is an Innovation Fellow at the Lang Center for Entrepreneurship at Columbia Business School. He has lived in Shanghai, Hong Kong, Tokyo, Stockholm and now resides in Bethesda, Maryland. We believe Mr. Brauchli’s extensive experience leading media and global businesses, investing in digital and technology growth companies, and his substantial management experience brings important and valuable skills to the Board.

Richard Leggett, serves as Blue Ocean’s Chief Executive Officer. He is an accomplished global chief executive in the information services, financial services and professional services industries with over 32 years of experience and an entrepreneurial track record in all aspects of growing and operating a global business. Over the last 16 years, Mr. Leggett has served as CEO of three PE-backed technology-enabled information services businesses guiding two of them through successful exits to strategic buyers. From January 2012 through September 2022, Mr. Leggett served as the CEO of FrontierView, a global market intelligence company which he built and in November 2021 sold to FiscalNote (NYSE: NOTE) prior to FiscalNotes’s IPO in August 2022. From October 2008 through August 2011, he served as CEO of Business Intelligence Advisors (“BIA”), an independent equity research firm that launched an AI-based proprietary data platform. Prior to BIA, Mr. Leggett served from February 2005 through October 2008 as CEO at CFRA, a leading independent equity research company, that under Mr. Leggett’s leadership grew substantially and was sold to RiskMetrics (now MSCI) in 2007, where Mr. Leggett subsequently also ran Institutional Shareholder Services. Prior to his CEO roles, Mr. Leggett spent over 16 years in the Financial Services industry, where he was a Managing Director at Goldman Sachs in New York and London, in both the Technology equity research and investment banking divisions from June 2000 through January 2005. Prior to Goldman Sachs, Mr. Leggett led the Technology Research practice at Friedman, Billings & Ramsey from October 1996 to June 2000. He started his career in the Financial Services practice at Accenture in Washington, D.C. from January 1991 to October 1996. Mr. Leggett is a co-founder and Board Member of K Street Capital, a Washington, D.C. angel investment group. Since 2011, he has served on the Board of Directors of AlphaSense, a privately held AI-powered market intelligence and search platform backed by a number of leading investors, including Goldman Sachs and Viking Global Advisors. Mr. Leggett graduated from Georgetown University in 1990 with a B.A. in Business Administration. We believe Mr. Leggett’s experience in leading companies and in managing transactions brings valuable skills to Blue Ocean.

Matt Lasov, Blue Ocean’s Chief Financial Officer, is an accomplished finance and strategy executive in the professional services and technology industries, with a strong track record of growing and operating businesses globally. From October 2021 through July 2022, Mr. Lasov served as the Chief Strategy Officer at ConsumerDirect, a financial technology company in the money, credit, and privacy spaces. Prior to ConsumerDirect, from February 2019 to October 2021, Mr. Lasov was a Director at Slalom, a global consulting firm, founding and leading the Strategy Practice in Southern California. From June 2016 through January 2019, Mr. Lasov was Vice President of Finance and Operations at ExecOnline, a privately held education technology company focused on leadership development. Prior to ExecOnline, From January 2010 through May 2016, Mr. Lasov served in leadership positions including Head of Advisory, and Head of EMEA at FrontierView, now FiscalNote (NYSE: NOTE), a global market intelligence company. Mr. Lasov graduated from McGill University in 2006 with a B.A. in Political Science. We believe Mr. Lasov’s experience in financial management and transactions provides significant benefits to the company.

Sean Glodek, Blue Ocean’s Vice President focused on business development, serves as a director of the company as well as a member of Blue Ocean’s leadership team in identifying possible business combinations for Blue Ocean. Since July 2019, he has served as a Vice Chairman of CT Bright Holdings, a wholly owned investment subsidiary of C.P. Group, where he coordinates investment activities and strategic partnerships for the Chairman’s office across C.P. Group companies. He has also served as a Senior Advisor to C.P. Group Chairman Soopakij Chearavanont since July 2018. From June 2017 to June 2018, he was managing partner of R3 Capital Partners. From September 2011 to May 2017, Mr. Glodek was a Deputy CEO of the Russian Direct Investment Fund (RDIF) and a Director of the Russia China Investment Fund (RCIF), where he coordinated investment activity and a number of key strategic partnerships with Sovereign Wealth Funds and Pension Funds across the world to invest in Russia and selectively in China. The parent of the Russian Direct Investment Fund, Vnesheconombank, and RDIF (as its subsidiary) were subject to sanctions imposed in 2014 and 2015 by the United States Treasury prohibiting U.S. persons from transacting in, providing financing for, or otherwise dealing in new debt of longer than certain maturities or new equity. RDIF is a sovereign wealth fund. Prior to RDIF, Mr. Glodek was based in Warsaw, Poland where he led a regional office of Darby Private Equity. Earlier in his career, Mr. Glodek worked as an investment banker at Lehman Brothers, Deutsche Bank, and Barclays Capital. Mr. Glodek started his career as a mergers & acquisitions analyst at Goldman Sachs. He received a B.A. in Economics with Honors from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania. We believe Mr. Glodek’s extensive experience in investing brings important and valuable skills to our board.

Norman Pearlstine, an independent director of the company, was Executive Editor of the Los Angeles Times from June 2018 through December 2020. Before that, Mr. Pearlstine was Time Inc.’s editor-in-chief from 1994 to 2005 and its Chief Content Officer from 2013 to July 2016 and its vice-chairman from July 2016 to July 2017. He served as the Carlyle Group’s senior advisor for telecommunications and media from June 2006 to June 2008, and a Forbes executive editor from June 1978 to June 1980. He was The Wall Street Journal’s managing and executive editor from September 1983 to June 1992, having begun his media career as a Journal staff reporter before becoming its North Asia bureau chief and a founding editor of its Asian and European editions. He serves on the boards of the Committee to Protect Journalists, the Reporters Committee for Freedom of the Press, and the Center for Communication, Leadership and Policy at USC Annenberg. He is a member of the American Academy of Arts & Sciences, and the Council on Foreign Relations. He previously served as President of the American Academy in Berlin. He is an advisor to North Base Media and lives in New York. We believe Mr. Pearlstine’s extensive experience leading global media organizations as well as his substantial leadership and management experience and extensive network of business leaders brings important and valuable skills to the Board.

Joel Motley, an independent director of the company, has served since June 2019 as an independent director of Invesco Mutual Funds. He is an independent director of the Office of Finance of the Federal Home Loan Bank System, a role he began in September 2016. Mr. Motley is Chairman emeritus of Human Rights Watch, serving as chair from April 2012 to October 2016. He has served on the boards of The Pulitzer Center for Crisis Reporting since December 2010 and The Greenwall Foundation since May 2013, and he has been a member of the Council on Foreign Relations since March 1989. He began his career in investment banking at Lazard Freres & Co. in May 1985, and went on to co-found Carmona Motley Inc., a private financial advisor, in April 1992. Prior to banking, Mr. Motley was an aide to Sen. Daniel Patrick Moynihan from January 1983 until May 1985. He began work as a corporate lawyer for Simpson Thacher in September 1978 after receiving his J.D. from Harvard Law School. We believe Mr. Motley’s extensive experience in banking and service on boards brings important and valuable skills to the Board.

Matt Goldberg serves as an independent director of the company. Mr. Goldberg’s career in media included extensive stints in corporate development, mergers and acquisitions, and strategy. Mr. Goldberg was appointed as the Chief Executive Officer of Tripadvisor in July 2022. He ran global operations for the advertising-technology company, The Trade Desk, from July 2020 to March 2021 and the company’s business development from February 2020 to July 2020, and since April 2021, he has been the founding director of Dataphilanthropy, which applies data science to understand key moments where innovative interventions might remove obstacles to equal opportunity. From December 2016 to December 2019, he served as the Global Head of M&A for News Corp., joining from Liberty Interactive, where he was senior vice president and head of corporate development from October 2013 to November 2016. In that role, he led the $2.4 billion Zulily acquisition and was instrumental in the $2.1 billion acquisition of HSN. Before that, from February 2009 to September 2013, he was CEO of Lonely Planet, the Australian publisher. We believe Mr. Goldberg’s extensive experience in identifying, negotiating and closing significant transactions brings important and valuable skills to the Board.

Priscilla Han serves as an independent director of the company. Since March 2019, Ms. Han has served as the Chief Investment Officer of Reapra Pte. Ltd., a Singapore-based investment company with a portfolio that includes companies in a wide range of industries, including education, digital media, real estate, hospitality, healthcare and agriculture across Asia. Before joining Reapra, she worked from April 2014 to July 2017 as an investment manager covering China and Southeast Asia for New Zealand Trade and Enterprise, which focuses on driving Foreign Direct Investment into New Zealand. From May 2014 to July 2017, Ms. Han was an Investment Committee Member for North Base Media and led financial analysis for the portfolio; a corporate finance manager for Deloitte & Touche from January 2013 to April 2014; and an associate in M&A and investment for Singapore-based investment companies. We believe Ms. Han’s extensive experience in finance, as well as analyzing and advising growth companies in Asia brings important and valuable skills to our board.

Number and Terms of Office of Officers and Directors

We have six directors. The Board is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Norman Pearlstine and Sean Glodek, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Priscilla Han, Joel Motley and Matt Goldberg, will expire at our second annual general meeting. The term of office of the third class of directors, consisting of Marcus Brauchli, will expire at our third annual general meeting.

Prior to the completion of an initial business combination, any vacancy on the Board may be filled by a nominee chosen by holders of a majority of our Class B ordinary shares. In addition, prior to the completion of an initial business combination, holders of a majority of our Class B ordinary shares may remove a member of the Board for any reason.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board are authorized to appoint persons to the offices as set forth in the amended articles of association as it deems appropriate. The amended articles of association provide that our officers may consist of one or more chairmen of the board, chief executive officers, a president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the Board.

Committees of the Board of Directors

The Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that was approved by the Board and has the composition and responsibilities described below.

Audit Committee

We have established a separately-designated standing audit committee of the board of directors. Joel Motley, Matt Goldberg and Priscilla Han serve as members of our audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Joel Motley, Matt Goldberg and Priscilla Han are independent.

Joel Motley serves as the Chairman of the audit committee. Each member of the audit committee is financially literate, and the Board has determined that Joel Motley qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The primary purposes of our audit committee are to assist the Board’s oversight of:

•        the integrity of our financial statements;

•        our compliance with legal and regulatory requirements;

•        the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;

•        our process relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; and

•        the performance of our internal audit function.

The audit committee is governed by a charter that complies with Nasdaq rules.

Compensation Committee

We have established a compensation committee of the Board. The members of our compensation committee are Matt Goldberg and Priscilla Han, with Matt Goldberg serving as chairman of the compensation committee. Matt Goldberg and Priscilla Han are independent.

The primary purposes of our compensation committee are to assist the board in overseeing our management compensation policies and practices, including:

•        determining and approving the compensation of our executive officers; and

•        reviewing and approving incentive compensation and equity compensation policies and programs.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The compensation committee is governed by a charter that complies with Nasdaq rules.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Norman Pearlstine, Joel Motley, Matt Goldberg and Priscilla Han. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

We have not formally established any specific minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

We have filed a copy of our Code of Ethics, our audit committee charter and our compensation committee charter as exhibits to the registration statement relating to our IPO and they are referred to in the exhibit index of our Annual Report on Form 10-K. You will be able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of these documents will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Please see “Where You Can Find Additional Information.”

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.

Report of the Audit Committee*

The audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and/or without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the audit committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended December 31, 2022; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP communications with the audit committee regarding independence; and (iv) discussed with Marcum LLP their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Submitted by our audit committee:
Joel Motley
Matt Goldberg
Priscilla Han

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the fiscal year ended December 31, 2022, all of our officers and directors complied with the reporting requirements of Section 16(a) of the Exchange Act, with the exception of late filings by Richard Leggett and Matt Laslov.

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns ordinary shares; and

•        all our executive officers and directors as a group.

As of the record date, there were 18,975,000 Class A ordinary shares and 4,743,750 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Class B Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
Blue Ocean Sponsor LLC(3)	—	—	4,353,750	91.8%	18.4%
Marcus Brauchli(3)	—	—	4,353,750	91.8%	18.4%
Richard Leggett(3)	—	—	4,353,750	91.8%	18.4%
Sean Glodek	—	—	—	—	—
Norman Pearlstine	—	*	25,000	*	—
Joel Motley	—	*	30,000	*	*
Matt Goldberg	—	*	30,000	*	*
Priscilla Han	—	*	30,000	*	*
All executive officers and directors as a group (seven individuals)	—	*	4,468,750	94.2%	18.8%

Other 5% Shareholders:
Highbridge Capital Management, LLC(4)	1,370,972	7.2%	—	—	5.3%
Apollo SPAC Fund I, L.P.	1,895,602	8.0%	175,000	3.7%	8.7%
Calamos Market Neutral Income Fund	1,250,000	6.6%	—	—	5.3%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our shareholders is 2 Wisconsin Circle, 7th Floor Chevy Chase, MD 20815.

(2)      Interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of an initial business combination, or earlier at the option of the holder thereof, as described in the section entitled “Description of Securities” in our final IPO prospectus filed with the SEC on December 6, 2021.

(3)      Blue Ocean Sponsor LLC is the record holder of 4,328,750 shares reported herein. Each of Marcus Brauchli and Richard Leggett is a manager of Blue Ocean Sponsor LLC. As such, each of Marcus Brauchli and Richard Leggett may be deemed to have beneficial ownership of the Class B ordinary shares held directly by Blue Ocean Sponsor LLC. Each of Marcus Brauchli and Richard Leggett disclaims beneficial ownership over any securities owned by Blue Ocean Sponsor LLC in which he does not have any pecuniary interest.

(4)      This information is based solely on a Schedule 13G filed December 17, 2021, with the SEC with respect to Class A ordinary shares held as of December 31, 2021, Highbridge Capital Management, LLC has shared voting and dispositive power as to 1,370,972 Class A ordinary shares and each of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. also have shared voting and dispositive power as to 1,172,601 Class A ordinary shares held by Highbridge Capital Management, LLC.

(5)      This information is based upon its Schedule 13G filed February 8,2022, with the SEC with respect to Class A ordinary shares held as of December 31, 2021, Calamos Market Neutral Income has sole voting and dispositive power as to 1,250,000 Class A ordinary shares.

The table above does not include the ordinary shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the extraordinary general meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On April 7, 2021, we issued to our Sponsor an aggregate of 4,312,500 Class B ordinary shares in exchange for a payment of $25,000 from our Sponsor to cover certain expenses on behalf of us, or approximately $0.006 per share. Prior to the initial investment in the company of $25,000 by the Sponsor, the company had no assets, tangible or intangible. The per share price of the Class B ordinary shares was determined by dividing the amount of cash the Sponsor paid for the Class B ordinary shares by the number of Class B ordinary shares issued. Our Sponsor transferred 30,000 Class B ordinary shares to each of Joel Motley, Matt Goldberg, and Priscilla Han, and 25,000 Class B ordinary shares to each of Norman Pearlstine and Dale Mathias, our independent directors, at the same price originally paid for such shares. In addition, our Sponsor transferred an aggregate of 100,000 Class B ordinary shares to six advisors at the same price as originally paid for such shares. Our Sponsor also surrendered 618,750 Class B ordinary shares to us for no consideration due to the underwriter’s exercise of the over-allotment option. The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, or earlier at the option of the holder thereof, on a one-for-one basis, subject to adjustment. On December 2, 2021, we effected an ordinary share dividend resulting in our Sponsor receiving an additional 191,250 Class B ordinary shares, in order to maintain the number of Class B ordinary shares, on an as-converted basis, at 20% of the total number of Class A ordinary shares and Class B ordinary shares outstanding at such time.

Our Sponsor and Apollo purchased an aggregate of 9,225,000 private placement warrants, each exercisable to purchase one ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant ($9,2250,000 in the aggregate), in a private placement that closed substantially concurrent with our IPO. Our Sponsor purchased 9,125,000 private placement warrants and Apollo purchased 100,000 private placement warrants. Each private placement warrant entitles the holder to purchase one ordinary share at $11.50 per share, subject to adjustment. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination. In addition, we have agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of our Sponsor.

In the event that our Sponsor deems it necessary in order to facilitate our initial business combination for the Sponsor to forfeit, transfer, exchange or amend the terms of all or any portion of the private placement warrants or to enter into any other arrangements with respect to the private placement warrants (including, without limitation, a transfer of the Sponsor’s membership interests representing an interest in the private placement warrants) to facilitate the consummation of such business combination, such change shall apply pro rata to Apollo and our Sponsor based on the relative number of private placement warrants held by each. By way of example, in the event 50% of the Sponsor’s private placement warrants are forfeited or transferred by the Sponsor as part of such business combination, Apollo shall forfeit or transfer 50% of its private placement warrants on substantially the same terms and conditions as the Sponsor, in which case the reduction shall equal 50% of the private placement warrants held by Apollo at such time.

If any of the Sponsor, officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he, she or it has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he, she or it will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity.

The Company and Mr. Leggett entered into a consulting agreement, effective October 11, 2022 (as may be amended from time to time, the “Leggett Consulting Agreement”), pursuant to which the Company engaged Mr. Leggett as an independent contractor to serve as the Company’s Chief Executive Officer until the earlier of the date on which the Company completes the business combination or the redemption of the Company’s public shares, should it not complete a business combination. The Company agreed to pay Mr. Leggett (i) a monthly consulting fee of Two Thousand Five Hundred Dollars ($2,500) for the duration of the Leggett Consulting Agreement’s term and (ii) a bonus of Two Hundred and Fifty Thousand United States Dollars ($250,000) within ten business days of the closing of a business combination.

The Company entered into a consulting agreement with Matt Lassov, pursuant to which the Company engaged Mr. Lassov as an independent contractor to serve as the Company’s Chief Financial Officer, effective November 22, 2022 and ending on the earlier of the date on which the Company completes a business combination or the redemption of the Company’s public shares, should it not complete a business combination. The Company agreed to pay Mr. Lassov a bonus of One Hundred and Fifty Thousand United States Dollars ($150,000) within ten days of the closing of a business combination.

Other than these fees, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. Our audit committee will review on a quarterly basis all payments that were made by us to our Sponsor, officers, directors or our or their affiliates.

We agreed to pay an affiliate of our Sponsor $10,000 per month for office space, administrative and support services, and are accruing that obligation.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our Sponsor has agreed to loan us up to an aggregate of one million five hundred thousand U.S. dollars ($1,500,000) under an unsecured promissory note dated as of June 20, 2023 (the “Sponsor Promissory Note”). As of [            ], 2023, $350,000 was outstanding under the Sponsor Promissory Note. If we complete our initial business combination, we may repay such loaned amounts out of the proceeds held in the Trust Account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor, or from Merger Sub, as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

At the closing of our initial business combination, we will issue and sell an additional 125,000 Class B ordinary shares to Apollo subject to a reduction in ownership (as described below). The purchase price for the Class B ordinary shares in each case will be $0.0058 per share and our Sponsor will automatically forfeit to the company for cancellation, for $0.0058 per share, a number of Class B ordinary shares equal to the number of Class B ordinary shares purchased by Apollo. However, if Apollo does not enter into a binding commitment to purchase an amount of Class A ordinary shares with a value of at least $25,000,000 (or equivalent securities of the target of the business combination or the successor registrant of the Company) in a private placement financing that will close concurrently with the closing of the initial business combination, the number of Class B ordinary shares that Apollo will be entitled to purchase at the closing of our initial business combination will be reduced up to 125,000 Class B ordinary shares on a pro rata basis. Additionally, if immediately following the closing of the initial business combination, (i) Apollo owns less than 100% but more than 50% of the 9.99% of the Class A ordinary shares sold in our IPO, then Apollo will forfeit its right to purchase up to 50,000 Class B ordinary shares on a pro rata basis, or (ii) Apollo owns less than 50% of the 9.99% of the Class A ordinary shares sold in our IPO, then Apollo will forfeit its right to purchase up to 75,000 Class B ordinary shares in addition to the forfeiture of 50,000 Class B ordinary shares pursuant to (i) on a pro rata basis. In the event our Sponsor deems it necessary in order to facilitate an initial business combination for the Sponsor to forfeit, transfer, exchange or amend the terms of all or any portion of the Class B ordinary shares or to enter into any other arrangements with respect to the Class B ordinary shares (including, without limitation, a transfer of the Sponsor’s membership interests representing an interest in any of the foregoing), such change in investment will apply pro rata to Apollo and our Sponsor based on the relative number of Class B ordinary shares to be held by each, and, accordingly, Apollo will forfeit its right to purchase up to 125,000 Class B ordinary shares as necessary to facilitate the foregoing. In the event that a reduction of ownership in Apollo’s Class B ordinary shares exceeds the 125,000 additional Class B ordinary shares eligible for purchase by Apollo, effective on the closing of an initial business combination, Apollo will forfeit to us, for reissuance to our Sponsor, an amount of its additional Class B ordinary shares previously purchased equal to such excess, provided that Apollo will not be required to forfeit more than 125,000 of the additional Class B ordinary shares purchased (such that Apollo will in all circumstances be allowed to retain at least 50,000 Class B ordinary shares).

We have agreed to reissue to our Sponsor, at a price of $0.0058 per share, a number of Class B ordinary shares equal to any Class B ordinary shares or rights to purchase Class B ordinary shares forfeited by Apollo.

In the event that Apollo votes its public shares in favor of our initial business combination, a smaller portion of affirmative votes from other public shareholders would be required to approve our initial business combination. However, because Apollo is not obligated to continue owning any public shares, we cannot assure you that Apollo will be a shareholder at the time of our initial business combination.

In addition, the units (including the underlying public shares and warrants) Apollo may purchase will not be subject to any agreements restricting their transfer.

Policy for Approval of Related Party Transactions

The audit committee of the Board has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Matt Goldberg, Norman Pearlstine, Joel Motley and Priscilla Han are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the initial business combination. For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to shareholders at the 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles in place at such time. We anticipate that the 2024 annual general meeting of shareholders would be held no later than December 6, 2024.

Shareholder and Interested Party Communications

Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Blue Ocean Acquisition Corp., 2 Wisconsin Circle, 7th Floor, Chevy Chase, MD 20815.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at (240) 235-5049 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the extraordinary general meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BOCN.info@investor.morrowsodali.com

You may also obtain these documents by requesting them from the Company at:

Blue Ocean Acquisition Corp
2 Wisconsin Circle,
7th Floor
Chevy Chase, MD 20815
(240) 235-5049

If you are a shareholder of the Company and would like to request documents, please do so by [        ], 2023, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BLUE OCEAN ACQUISITION CORP

“RESOLVED, as a special resolution that:

Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

49.7  In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 21 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provision of the Articles, without approval of the Members, the Directors may, if requested by the Sponsor and upon five days advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination by up to nine times, each by an additional one month (each, a “Paid Extension Period”), subject to the Sponsor, or its Affiliates or permitted designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline, the lesser of (a) an aggregate of US$[          ] or (b) US$[          ] per Public Share that remains outstanding and is not redeemed prior to any such one-month extension.”

Annex A-1

Annex B

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BLUE OCEAN ACQUISITION CORP

RESOLVED, as a special resolution that, subject to and conditional upon the approval of the replacement of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association immediately prior to the consideration of this resolution:

Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with Public Shares on a Business Combination.

Annex B-1

Annex C

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BLUE OCEAN ACQUISITION CORP

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.2(b) by deleting the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

and replacing them with the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(b) amending Article 49.4 by deleting the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

and replacing them with the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c) amending Article 49.5 by deleting the words:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(d) amending Article 49.8 by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex C-1

Annex D

BLUE OCEAN ACQUISITION CORP
2 Wisconsin Circle,
7th Floor
Chevy Chase, MD 20815
(240) 235-5049

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [            ], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [            ], 2023 and proxy statement, dated [            ], 2023, in connection with the extraordinary general meeting of Blue Ocean Acquisition Corp (the “Company”) to be held at the offices of Sidley Austin LLP located at 787 7th Avenue, New York NY 10019 at 11:00 a.m., Eastern time, on [            ], 2023 (the “extraordinary general meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Richard Leggett and Stuart Karle (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

PLEASE SIGN, DATE and RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL, “FOR” PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” PROPOSAL 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND “FOR” PROPOSAL 6 — THE ADJOURNMENT PROPOSAL, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on [      ], 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/boacquisition/2023.

Proposal 1 — The Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must: (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the September 7, 2023 to June 7, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, unless the closing of an initial business combination has occurred; provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account necessary funds for each such one-month extension period.

	☐	☐	☐

Annex D-1

Proposal 2 — The Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

	☐	☐	☐

Proposal 3 — The Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination.

	☐	☐	☐

Proposal 4 — The Director Appointment Proposal
ONLY HOLDERS OF CLASS B ORDINARY SHARES ENTITLED TO VOTE	FOR	AGAINST	ABSTAIN

Re-appoint each of Norman Pearlstine and Sean Glodek to the board of directors of the Company, to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified.

	☐	☐	☐

Proposal 5 — The Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratify the selection by the audit committee of the board of directors of the Company of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

	☐	☐	☐

Proposal 6 — The Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal or if the Board of Directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

	☐	☐	☐
Dated: , 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Annex D-2